SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              -------------------


                                 Amendment No. 2


                                       to

                                    FORM 8-K

                                       on

                                   Form 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  June 17, 1996


                       MEDIWARE INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)





  NEW YORK                           1-10768                    11-2209324
(State or other                    (Commission              (I.R.S. Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)





            1121 OLD WALT WHITMAN ROAD, MELVILLE, NEW YORK 11747-3005
                    (Address of principal executive offices)


                                 (516) 423-7800
               Registrant's telephone number, including area code


                           No change since last report
          Former Name or Former Address, if Changed Since Last Report

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

                  (a)      Financial Statements of Businesses Acquired.


                           This Report is being amended so as to reflect the inclusion of the signature line of the Report of Independent Auditors with respect to the balance sheet of Continental Healthcare Systems, Inc. -Pharmakon Division as of November 30, 1995 and the related statements of operations and cash flows for the years ended November 30, 1995 and November 30, 1994.




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




                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
Mediware Information Systems, Inc.
Melville, New York

                  At your request we have audited the accompanying balance sheet of Continental Healthcare Systems, Inc. - Pharmakon Division as at November 30, 1995 and the related statements of operations and cash flows for the years ended November 30, 1995 and November 30, 1994. These financial statements are the responsibility of the management of Continental Healthcare Systems, Inc. ("Continental"). Our responsibility is to express an opinion on these financial statements based on our audits.

                  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                  In our opinion, the financial statements enumerated above present fairly, in all material respects, the financial position of Continental Healthcare Systems, Inc. - Pharmakon Division at November 30, 1995 and the results of its operations and cash flows for the years ended November 30, 1995 and November 30, 1994 in conformity with generally accepted accounting principles.

/s/ Richard A. Eisner & Company, LLP

New York, New York
May 8, 1996



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



                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       MEDIWARE INFORMATION SYSTEMS, INC.




                                       By:  /s/ Les N. Dace
                                            _________________________
                                            President and CEO


Date:  January 31, 1997



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